UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 4, 2012

ZUMIEZ INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction

of Incorporation)

000-51300	91-1040022
(Commission File Number)	(IRS Employer Identification No.)

4001 204th Street SW, Lynnwood, WA	98036
(Address of Principal Executive Offices)	(Zip Code)

(425) 551-1500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note – As previously reported under Item 2.01 of the Current Report on Form 8-K filed by Zumiez Inc. (“Zumiez”) on July 10, 2012, Zumiez completed its acquisition on July 4, 2012 of Snowboard Dachstein Tauern GmbH and Blue Tomato Graz Handel GmbH (collectively “Blue Tomato”) pursuant to a Share Purchase Agreement, dated June 18, 2012. The results of Blue Tomato are included in Zumiez’ interim consolidated financial statements from the date of acquisition through July 28, 2012. This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Blue Tomato required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements:

The audited financial statements of Blue Tomato as of and for the fiscal year ended April 30, 2012 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The consent of Blue Tomato’s independent auditors is attached hereto as Exhibit 23.1.

(b)	Pro forma financial information:

The unaudited pro forma condensed combined statements of income of Zumiez and Blue Tomato for the fiscal year ended January 28, 2012 and the three months ended April 28, 2012 and notes thereto are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)	Shell company transactions:

None.

(d)	Exhibits:

23.1	Consent of KPMG Austria AG Wirtschaftsprüfungs- und Steuerberatungsgesellschaft.

99.1	Consolidated Financial Statements of Snowboard Dachstein Tauern GmbH as of and for the fiscal year ended April 30, 2012.

99.2	Unaudited Pro Forma Condensed Combined Statements of Income for the fiscal year ended January 28, 2012 and three months ended April 28, 2012 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.
(Registrant)

Date: September 14, 2012	By:	/s/ Richard M. Brooks

Richard M. Brooks
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

23.1	Consent of KPMG Austria AG Wirtschaftsprüfungs- und Steuerberatungsgesellschaft.

99.1	Consolidated Financial Statements of Snowboard Dachstein Tauern GmbH as of and for the fiscal year ended April 30, 2012.

99.2	Unaudited Pro Forma Condensed Combined Statements of Income for the fiscal year ended January 28, 2012 and three months ended April 28, 2012 and notes thereto.